UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 3, 2011

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4053 Clough Woods Dr., Batavia, Ohio		45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

Registrant’s telephone number, including area code (513) 381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

On October 5, 2011, Multi-Color Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report the Company’s acquisition of Adhesion Holdings, Inc. (“Adhesion Holdings”). This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Adhesion Holdings for the years ended December 31, 2010 and December 31, 2009 and for the period beginning August 8, 2008 and ending December 31, 2008 and the audited consolidated financial statements of Labelcorp Holdings Inc. (predecessor company to Adhesion Holdings) for the period beginning January 1, 2008 and ending August 7, 2008, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1. The unaudited consolidated financial statements of Adhesion Holdings for the six months ended June 30, 2011, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.2

(b)	Pro Forma Financial Information

The pro forma financial information of the Company and Adhesion Holdings, including the pro forma balance sheet as of September 30, 2011, the pro forma consolidated statement of income for the fiscal year ended March 31, 2011 and the pro forma consolidated statement of income for the six months ended September 30, 2011, including the notes to such pro forma financial information, are incorporated herein by reference to Exhibit 99.3.

(d)	Exhibits

99.1	Adhesion Holdings Audited consolidated financial statements for the years ended December 31, 2010 and December 31, 2009 and for the period beginning August 8, 2008 and ending December 31, 2008 and Labelcorp Holdings Inc. audited consolidated financial statements of Labelcorp Holdings Inc. for the period beginning January 1, 2008 and ending August 7, 2008.

99.2	Adhesion Holdings unaudited consolidated financial statements for the six months ended June 30, 2011.

99.3	Company and Adhesion Holdings pro forma financial information (pro forma balance sheet as of September 30, 2011, pro forma consolidated statement of income for the fiscal year ended March 31, 2011 and pro forma consolidated statement of income for the six months ended September 30, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ Sharon E. Birkett
Name:	Sharon E. Birkett
Title:	Vice President, Chief Financial and Accounting Officer

Date: December 14, 2011